UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2006

VITAL LIVING, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-33211	88-0485596
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5080 North 40th Street, Suite 105, Phoenix, Arizona 85018
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (602) 952-9909

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VITAL LIVING, INC.

FORM 8-K

CURRENT REPORT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 21, 2006, the Board of Directors of Vital Living, Inc. (the “Company”) elected Gregg A. Linn as a director of the Company. There were no arrangements or understandings between Mr. Linn and any other persons pursuant to which Mr. Linn was selected as a director of the Company.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2006

VITAL LIVING, INC.

By:	/s/ Gregg A. Linn
Gregg A. Linn
Chief Operating Officer and Chief Financial Officer